                                                                    Exhibit 10.3


                               Dated 7 July 2003
                               -----------------




                                    ANTARGAZ
                                   as Pledgor




                                CREDIT LYONNAIS
                               as Security Agent




                                      and




                             THE REVOLVING LENDERS

           ----------------------------------------------------------

                    PLEDGE OF FINANCIAL INSTRUMENTS ACCOUNTS
                       RELATING TO FINANCIAL INSTRUMENTS
                HELD BY ANTARGAZ IN CERTAIN SUBSIDIARY COMPANIES

           ----------------------------------------------------------




                            Shearman & Sterling LLP
                                     Paris

                                   [GRAPHIC]

THIS PLEDGE OF FINANCIAL INSTRUMENTS ACCOUNT (THE "PLEDGE") IS MADE ON 7 JULY 2003.

BETWEEN:

(1) ANTARGAZ, a French societe anonyme with a share capital of E3,935,349, having its registered office at Immeuble Les Renardieres - 3, Place de Saverne, 92400 Courbevoie, France and registered in France with number 572 136 043 RCS Nanterre;

                                     (hereinafter referred to as the "PLEDGOR");

(2) CREDIT LYONNAIS, a societe anonyme, registered with number 954 509 741 RCS Lyon, and having its registered office at 18 rue de la Republique, 69002 Lyon and its head office at 19 boulevard des Italiens, 75002 Paris, acting in its capacity as Security Agent under the Senior Facilities Agreement;

                              (hereinafter referred to as the "SECURITY AGENT");

(3) The Banks and Financial Institutions named in schedule 1 (the "ORIGINAL REVOLVING LENDERS") and any bank or financial institution which may from time to time become a Revolving Lender under the Senior Facilities Agreement;

                           (hereinafter referred to as the "REVOLVING LENDERS").

WHEREAS:

(A) Pursuant to a facilities agreement (hereinafter as amended and restated from time to time, and in particular pursuant to an amendment and restatement agreement dated 2 July 2003, the "SENIOR FACILITIES AGREEMENT"), dated 26 June 2003 and entered into between, among others,
      (i) AGZ Holding as Parent (the "PARENT"), (ii) the persons named therein as Borrowers and/or Guarantors, (iii) the persons named therein as Lenders and (iv) Credit Lyonnais as Mandated Lead Arranger, Facility Agent and Security Agent, the Original Revolving Lenders agreed to make available a revolving credit facility up to a maximum aggregate principal amount of E50,000,000 (the "REVOLVING FACILITY");

(B) The Pledgor is a party to the Senior Facilities Agreement as Borrower and Guarantor under the Revolving Facility;

(C) It is a condition precedent to the availability of the Revolving Facility that the Pledgor grant in favour of the Beneficiaries a pledge over the Accounts.

IT IS AGREED AS FOLLOWS:

1.    DEFINITIONS AND INTERPRETATION

1.1   In this Pledge

      "ACCOUNT" means the "Compte special" opened in the name of the Pledgor in the books of each of the Companies as identified in each Declaration de Gage and on which the Financial Instruments held by the Pledgor in the relevant Company are registered and which indicates the pledge hereunder in favour of the Beneficiaries and "Accounts" means all of them;

      "BENEFICIARIES" means the entities identified in paragraph III of each Declaration de Gage;

      "BORROWER" means a Borrower under, and as defined in, the Senior Facilities Agreement;

      "COMPANY" means each company listed in schedule 2 and "Companies" means all of them;

      "DECLARATION DE GAGE" has the meaning which is given to it in clause 2.4 of this Pledge;

      "DISCHARGE DATE" means the date on which all of the Secured Liabilities have been irrevocably and unconditionally discharged in full and none of the Beneficiaries has any continuing obligation to any company in the Group under or in connection with the Revolving Facility;

      "DISTRIBUTION COMPANIES" has the meaning given to it in the Senior Facilities Agreement;

      "EVENT OF DEFAULT" means an event defined as an Event of Default in the Senior Facilities Agreement;

      "FINANCIAL INSTRUMENTS" means, (a) in respect of each Distribution Company, the number of shares (as set out opposite the name of that Company in schedule 2 of this Pledge) equal to the total number of shares held by the Pledgor in that Company minus a maximum of five (5) shares,
      (b) in respect of each company other than a Distribution Company, the number of shares equal to the total number of shares held by the Pledgor in that Company (as set out opposite the name of that Company in schedule 2 of this Pledge) and (c), in any event, any financial instruments or cash which supplement those shares or are substituted therefor in accordance with this Pledge;

      "GUARANTOR" has the meaning given to it in the Senior Facilities
      Agreement;

      "ARTICLE L. 431-4" means article L. 431-4 of the French Financial and Monetary Code (Code Monetaire et Financier);

      "SECURED LIABILITIES" means all money and liabilities now or hereafter due, owing or incurred to the Beneficiaries (or any of them) by the Pledgor under the Senior Finance Documents (or any of them), and under this Pledge in whatsoever manner in any currency or currencies whether present or future, actual or contingent, whether incurred solely or jointly with any other person and whether as principal or surety together with all interest accruing thereon and all costs, charges and expenses incurred in connection therewith;

      "SECURITY PERIOD" means the period beginning on the date hereof and ending on the Discharge Date; and

      "SENIOR FINANCE DOCUMENTS" has the meaning given to it in the Intercreditor Agreement.

      Capitalised terms used in this Pledge (including the Recitals) and not otherwise defined herein shall have the meaning ascribed thereto in the Intercreditor Agreement (as defined in the Senior Facilities Agreement).

2.    PURPOSE

2.1 As security for the repayment, discharge and performance of all the Secured Liabilities, the Pledgor hereby pledges each of the Accounts in favour of the Beneficiaries.

2.2   (a)   In accordance with Article L. 431-4, each of the Financial
            Instruments shall at all times include all of the Pledgor's rights, title, benefit and interest in all securities which may be substituted for or received in respect of the relevant Financial
            Instruments, following or in connection with, without limitation, exchanges, regroupings, splits, bonus issues, subscriptions for cash or otherwise, and such securities shall automatically be recorded on the relevant Account without these operations giving rise to a novation (novation) of the rights and security the Security Agent holds under this Pledge, in any way whatsoever.

      (b) More generally, this Pledge shall extend to all stocks, Financial Instruments, debentures, bonds, warrants, coupons or any other securities issued by each of the Companies of which the Pledgor may become the holder at any time on any terms whatsoever.

2.3   (a)   As an exception to clause 2.2 above and notwithstanding Article 2081 of the French Civil Code and Article L. 431-4, until an Event of
            Default shall have occurred, the Pledgor shall have the right to receive all and any payments and distributions made by each of the Companies in respect of the relevant Financial Instruments and all such distributions shall be paid to the Pledgor and shall not be paid to the relevant Account.

      (b) At any time after an Event of Default and upon notice from the Security Agent to the relevant Company and the Pledgor, all distributions received or to be received by the Pledgor and all rights of the Pledgor to receive distributions in respect of the Financial Instruments issued by that Company shall be paid to an account designated in writing by the Security Agent to the relevant Company and the Pledgor.

2.4 The Pledgor shall take all necessary steps requested by the Security Agent (including, without limitation, signature of a "Declaration de Gage de compte d'instruments financiers" in the form set out in schedule 3 in relation to each Company) (each a "DECLARATION DE GAGE") as soon as possible, so that following execution of this Pledge:

      (a) the Financial Instruments are transferred to the relevant Account opened in the name of the Pledgor with the relevant Company and indicating the pledge in favour of the Beneficiaries; and

      (b) the pledge granted over each of the Accounts under this Pledge is registered in the share transfer register of the relevant Company;

      (c) an "Attestation de constitution de gage de compte d'instruments financiers" in the form set out in schedule 5 is delivered by each Company to the Security Agent.

3.    REPRESENTATIONS AND WARRANTIES

      The Pledgor represents and warrants to the Security Agent and to each of the Beneficiaries as at the date hereof and for the duration of the Security Period, that:

      (a) the Financial Instruments are registered, have been fully paid up, and:

            (i) with regard to Distribution Companies only, represent at the date hereof the percentage of the share capital of each such Company as indicated in schedule 2 and will at all time represent at least 95% of the share capital of each such Company; and

            (ii) with regard to Companies other than Distribution Companies, represent at the date hereof the percentage of the share capital of each such Company as indicated in schedule 2 or such other percentage as may apply from time to time (and as indicated to the Security Agent);

      (b) it is the owner of the Accounts and the registered owner of the Financial Instruments and it has not created, incurred or permitted to subsist any Security Interest or other encumbrance whatsoever over the Accounts (or any of them) or the Financial Instruments (or any of them) other than the Security Interest granted pursuant to this Pledge;

      (c) with regard to Distribution Companies only, there is no purchase option outstanding or in existence in relation to all or part of the Financial Instruments, no scheme exists for the purchase or subscription of Financial Instruments in such Companies (or any of them), and more generally there exists no agreement by which any such Company has undertaken to issue new financial instruments or securities giving access to the share capital of that Company, all except as permitted under the Finance Documents;

      (d) with regard to Companies other than Distribution Companies, there is, on the date of this agreement, no purchase option outstanding or in existence in relation to all or part of the Financial Instruments, no scheme exists for the purchase or subscription of Financial Instruments in such Companies (or any of them), and more generally there exists no agreement by which any such Company has undertaken to issue new financial instruments or securities giving access to the share capital of that Company, all except as permitted under the Finance Documents;

      (e) the Pledge has been approved by each Company (save as indicated in schedule 2) in accordance with its Statuts;

      (f) the payment of, or the provision of security for, the Secured Liabilities by the Pledgor does not require any authorisation of any authority whatsoever, including, without limitation, from the administrative bodies of the Pledgor other than those previously obtained and no authorisation from the administrative bodies of the Pledgor or any of the Companies or of any authority whatsoever is required for the enforcement of this Pledge; and

      (g) this Pledge is valid and enforceable in accordance with its terms and creates a pledge ranking above the rights that any other person may have over the Accounts or the Financial Instruments, or any of them, or over the proceeds of any sale of the Financial Instruments or any of them.

4.    UNDERTAKINGS

4.1   For the duration of the Security Period, the Pledgor undertakes:

      (a) not to transfer nor to sell the Financial Instruments, or any of them, without the prior written consent of the Security Agent acting on behalf of the Beneficiaries;

      (b) not to create, incur or permit to subsist any Security Interest or encumbrance of any sort whatsoever over the Accounts or the Financial Instruments, or any of them, other than in favour of the Beneficiaries;

      (c) save as otherwise permitted by the Finance Documents, to procure that no Company shall issue new Financial Instruments and more generally to procure that no Company shall change its share capital;

      (d) to the extent permitted under French law, not to exercise the voting rights or to pass any resolutions attached to the Financial Instruments (or any of them) which may adversely change the terms of the Financial Instruments (or any class of them) or prejudice the Security Interest created hereunder; and

      (e) to take any action, carry out any formalities and more generally do anything the Security Agent may reasonably consider necessary in order to permit the Security Agent or the other Beneficiaries to exercise, at any time, the rights and claims which it or the other Beneficiaries hold by virtue of this Pledge.

4.2 Notwithstanding anything contained herein, the Pledgor shall remain liable to observe and perform all of the conditions and obligations assumed by it in respect of the Financial Instruments and the Accounts (or any of them) and none of the Beneficiaries shall be required in any manner to perform or fulfill any obligation of the Pledgor in respect of the Financial Instruments or the Accounts (or any of them) or to make any payment received by them, or to receive any enquiry as to the nature or sufficiency of any payment received by them, or to present or to file any claim or take any other action to collect or enforce the payment of any amount to which they may have been or to which they may be entitled hereunder at any time or times.

5.    ENFORCEMENT

      Following the occurrence of an Event of Default and without prejudice to any other right or action whatsoever which may be exercised or taken independently or concurrently, the Security Agent, acting on behalf of the Beneficiaries, may enforce its rights under the Pledge up to the limit of the Secured Liabilities in accordance with article L. 521-3 of the Code de Commerce and article 2078 of the French Civil Code.

6.    DURATION

6.1 This Pledge shall remain in full force and effect throughout the Security Period.

6.2 The Security Agent acting upon instructions of the Beneficiaries undertakes to procure the release of the Pledge on or as soon as practicable after the Discharge Date.

7.    NOTICE

      Except as specifically provided otherwise in this Pledge, any notice, demand or other communication to be served under or in connection with this Pledge shall be made in accordance with clause 18 (Notices) of the Intercreditor Agreement.

8.    MISCELLANEOUS

8.1 This Pledge does not exclude or limit in any way the other rights of the Security Agent or the other Beneficiaries and does not affect the nature or the extent of the liabilities which have been or which may exist between the Pledgor and the Security Agent or the other Beneficiaries.

8.2 Where any clause of this Pledge shall be or become illegal, invalid or unenforceable it is agreed that the other provisions of this Pledge shall remain legal, valid and enforceable against the parties to this Pledge independently of the said illegal, invalid or unenforceable clauses.

8.3 No payment to the Security Agent and/or the other Beneficiaries whether under any judgement or court order or otherwise shall discharge the obligation or liability of the Pledgor unless and until the Security Agent and/or the other Beneficiaries shall have received payment in full in the currency in which the obligation or liability was incurred and to the extent that the amount of any such payment shall on actual conversion into such currency fall short of such obligation or liability expressed in that currency the Security Agent and/or the other Beneficiaries shall have a further cause of action against the Pledgor to recover the amount of the shortfall.

8.4 In the event of a transfer by way of a novation of all or part of the rights and obligations by the Beneficiaries under the Senior Facilities Agreement, the Beneficiaries expressly reserve (and all the parties to this Pledge expressly agree to that), the rights, powers, privileges and actions that they enjoy under this Pledge in favour of their successors, in accordance with the provisions of articles 1278 and following of the French Civil Code.

9.    EXPENSES

      The Pledgor will promptly following demand pay to each of the Security Agent and/or the other Beneficiaries any expense (including legal fees and other out of pocket expenses and any Taxes thereon) or loss which the Security Agent and/or the other Beneficiaries may have properly incurred in connection with the preservation, enforcement or attempted preservation or enforcement of the Security Agent's or the other Beneficiaries rights under this Pledge including any present or future stamp or other taxes or duties and any penalties or interest with respect thereto which may be imposed by any competent jurisdiction in connection with the execution or enforcement of this Pledge all upon presentation of duly documented evidence.

10.   FURTHER ASSURANCES

      The Pledgor agrees that from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that the Security Agent may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable the Security Agent to exercise and enforce its rights and remedies hereunder with respect to the Account.

11.   APPLICABLE LAW AND JURISDICTION

11.1 This Pledge shall be governed by and construed in all respects in accordance with French law.

11.2 Any dispute arising out of or in connection with this Pledge shall be submitted to the Commercial Court of Paris (Tribunal de Commerce de Paris) for the purpose of hearing and determining at first instance any dispute arising out of this Pledge.

Made in three (3) originals on 7 July 2003.

THE PLEDGOR:                                 THE SECURITY AGENT:
------------                                 -------------------
ANTARGAZ                                     CREDIT LYONNAIS


Acting by :                                  Acting by :
           ------------------------                     -------------------------
Name:  Francois Varagne or any duly          Name:  Jacques Pochon
       empowered person under a power of     Title: Head of Acquisition Finance France
       attorney                              Address:  Investment/Banking/DPID/
Title: Chairman of the board                           Leveraged Finance
Address:  43, avenue de l'Opera                        81/83, rue de Richelieu
          75002 Paris, France                          75002 Paris\

Fax:      +33 1 41 88 73 15                  Fax:      + 33 1 42 95 14 72 / 88 21
For the attention of Priscille Magnan        For the attention of Jerome Del Ben / Brigitte Chalaud


THE ORIGINAL REVOLVING LENDERS:
-------------------------------
CREDIT LYONNAIS

Acting by :
           ------------------------
Name:  Jacques Pochon
Title: Head of Acquisition Finance France
Address   Investment/Banking/DPID/
          Leveraged Finance
          81/83, rue de Richelieu
          75002 Paris
Fax:      + 33 1 42 95 14 72 / 88 21
For the attention of Jerome Del Ben / Brigitte Chalaud

                                   SCHEDULE 1

                         THE ORIGINAL REVOLVING LENDERS


CREDIT LYONNAIS, 18, rue de la Republique, 69002 Lyon, France

                                   SCHEDULE 2

                                 THE COMPANIES

------------------------------------------------------------------------------------------------------------------------------------
Company           Share Capital       Registered no.       Approval      Approval obtained        %      No. of shares     No. of
                     (Euro)                                 clause                               held        held          shares
                                                                                                                           pledged
------------------------------------------------------------------------------------------------------------------------------------
Wogegal SA          596,600.28    310 095 658 RCS Rennes     Yes       Yes (Board resolution      100       26,092          26,088
                                                                           4 July 2003)
------------------------------------------------------------------------------------------------------------------------------------
Gaz Est              152,400      421 283 615 RCS Nancy      Yes       Yes (Board resolution      100        9,994           9,990
Distribution                                                               4 July 2003)
------------------------------------------------------------------------------------------------------------------------------------
Nord GPL SA          304,800         422 265 504 RCS         Yes       Yes (Board resolution      100       19,994          19,990
                                         Bethune                           4 July 2003)
------------------------------------------------------------------------------------------------------------------------------------
Rhone               151,758.24     382 151 272 RCS Lyon      Yes       Yes (Board resolution      85         2,494           2,490
Mediterranee Gaz                                                           4 July 2003)
-  R.M.G.
------------------------------------------------------------------------------------------------------------------------------------
Geovexin             824,000         304 350 887 RCS         Yes               No                44.90      35,917          35,915
                                        Nanterre
------------------------------------------------------------------------------------------------------------------------------------
Societe Bearnaise    750,000       095 880 894 RCS Pau       Yes       Yes (Board resolution      72        35,997          35,995
des Gaz Liquefies                                                          4 July 2003)
(Sobegal)
------------------------------------------------------------------------------------------------------------------------------------
Geogaz Lavera        671,200         703 002 535 RCS         Yes               No                16.67       6,993           6,990
                                        Nanterre
------------------------------------------------------------------------------------------------------------------------------------
Compagnie           1,049,940        456 201 011 RCS         Yes               No                 15         8,750           8,745
Bordelaise des                          Bordeaux
Gaz Liquefies
(Cobogal)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Company           Share Capital       Registered no.       Approval      Approval obtained        %      No. of shares     No. of
                     (Euro)                                 clause                               held        held          shares
                                                                                                                           pledged
------------------------------------------------------------------------------------------------------------------------------------
Rhone Gaz            874,944       969 507 235 RCS Lyon      Yes               No                50.62      28,572          28,570
------------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 3

             DECLARATION DE GAGE DE COMPTE D'INSTRUMENTS FINANCIERS SOUMISE A L'ARTICLE L. 431-4 DU CODE MONETAIRE ET FINANCIER


La presente declaration de gage de compte d'instruments financiers est emise conformement a, et selon les termes et conditions stipules dans, un acte de nantissement de compte d'instruments financiers en langue anglaise denomme Pledge of Financial Instruments Accounts en date de ce jour (ci-apres l'"ACTE DE NANTISSEMENT"), dont une copie figure en annexe B de la presente declaration et qui fait partie integrante de la presente declaration.

Les termes et expressions en anglais dans la presente declaration de gage auront, sauf stipulation contraire, la signification qui leur est attribuee a l'Acte de Nantissement.

I.    CONSTITUANT DE GAGE

Nom Antargaz, societe anonyme au capital de E 3.935.349, dont le siege social est situe Immeuble Les Renardieres - 3, place de Saverne, 92400 Courbevoie, France et dont le numero unique d'identification est le 572 126 043 RCS Nanterre

Designation du teneur de compte:        [__________], societe anonyme au capital
                                        de E [__________], immatriculee
                                        [__________], sous le
                                        n(degree)[__________] RCS [__________],
                                        ayant son siege au [__________].

II.   COMPTE D'INSTRUMENTS FINANCIERS CONSTITUE EN GAGE

Identification du Compte d'Instruments  Compte special n(degree) [__________]
Financiers                              Bis ouvert ce jour au nom du Constituant
                                        du Gage.

Nombre d'actions creditees au compte    [__________] Actions, representant [__]
                                        % du capital de [__________].

Nature des actions                      [__________] actions nominatives d'une
                                        valeur nominale de E [__________]
                                        chacune.

Emetteur [__________], societe anonyme au capital de E [__________], immatriculee sous le n(degree) [__________] RCS [__________], ayant son siege au [__________].

III.  BENEFICIAIRES

(1) Les banques et etablissements financiers assimiles definis a l'Acte de Nantissement sous le vocable Revolving Lenders et dont a la date de presentes liste figure en annexe A a la presente declaration, ainsi que toute personne acquerant a quelque titre que ce soit la qualite de Revolving Lender au titre du Senior Facilities Agreement;

(2) Credit Lyonnais, ayant son siege social 18 rue de la Republique, 69002 Lyon et son siege central 19 boulevard des Italiens, 75002 Paris, immatricule sous le numero 954 509 741 RCS Lyon, agissant tant en son nom qu'au nom et pour le compte des personnes visees au (1) ci-dessus en sa qualite de Security Agent aux termes du Senior Facilities Agreement; et

(3) Credit Lyonnais, ayant son siege social 18 rue de la Republique, 69002 Lyon et son siege central 19 boulevard des Italiens, 75002 Paris, immatricule sous le numero 954 509 741 RCS Lyon, agissant tant en son nom qu'au nom et pour le compte des personnes visees au (1) ci-dessus en sa qualite de Facility Agent aux termes du Senior Facilities Agreement.

IV.   OBLIGATIONS GARANTIES

Les obligations garanties sont les obligations definies sous I'expression Secured Liabilities dans l'Acte de Nantissement, a savoir les obligations du Constituant pris en ses qualites de Borrower et de Guarantor au titre du Revolving Facility, a concurrence d'un montant maximum de E 50.000.000 en principal majore des interets, commissions, frais et accessoires quelconques ainsi que de toutes sommes pouvant etre dues aux personnes visees au III ci-dessus au titre du Revolving Facility.

Fait a Paris
Le 7 juillet 2003 en trois (3) exemplaires originaux

Pour constitution du Gage               Nous accusons reception de la presente
                                        declaration de gage compte d'instruments
ANTARGAZ                                financiers en date de ce jour et
                                        acceptons les termes des missions qui
                                        nous sont confiees en qualite de Teneur
                                        de Compte aux termes de la presente
                                        declaration de gage de compte
                                        d'instruments financiers et de l'Acte de
                                        Nantissement


                                        [___] S.A


Par:_______________________             Par:_______________________
Nom: Francois Varagne ou toute          Nom:
personne qu'il se serait substituee     Titre:
en vertu d'un pouvoir
Titre: President du conseil
d'administration

                                    ANNEXE A
                           ORIGINAL REVOLVING LENDERS


CREDIT LYONNAIS, 18, rue de la Republique, 69002 Lyon, France

                                    ANNEXE B
                              ACTE DE NANTISSEMENT

                   TRANSLATION FOR INFORMATION PURPOSES ONLY

                                   SCHEDULE 4

            DECLARATION OF PLEDGE OF A FINANCIAL INSTRUMENTS ACCOUNT
 IN ACCORDANCE WITH ARTICLE L. 431-4 OF THE FRENCH MONETARY AND FINANCIAL CODE


This declaration of pledge of a financial instruments account is issued in accordance with and pursuant to the terms and conditions of a pledge of financial instruments account of today's date drafted in English and entitled "Pledge of Financial Instruments Accounts" (the "PLEDGE"), a copy of which is attached as schedule B to this declaration and which constitutes an integral part of this declaration.

Terms and expressions defined in the Pledge shall, save to the extent that the context otherwise requires, have the same meanings when used in this declaration.

I.    IDENTITY OF PLEDGOR

Name Antargaz, a company incorporated under the laws of France and having its registered office at Immeuble Les Renardieres - 3, Place de Saverne, 92400, Courbevoie, France and registered with number 572 136 043 RCS Nanterre.

Name of the account holder              [_________], a French societe anonyme
                                        with a share capital of E [_________]
                                        having its registered office at
                                        [_________] and registered with number

                                        [_________ ] RCS [_________].

II.   FINANCIAL INSTRUMENTS ACCOUNT SUBJECT TO THE PLEDGE

Description of Financial Instruments    Special account No [_________] Bis
Account                                 opened at the date hereof in the name of
                                        the Pledgor.

Number of Financial Instruments in      [_________] shares, representing
Account                                 [_________] per cent. of the share
                                        capital of [_________].

Type of Financial Instruments           [_________] registered shares of a par
                                        value of E [_________] each.

Issuer of the Financial Instruments     [_________], a French societe anonyme
                                        with a share capital of E [_________]
                                        having its registered office at
                                        [_________] and registered with number
                                        [_________ ] RCS [_________].

III. BENEFICIARIES

(1) The banks and financial institutions defined as Revolving Lenders in the Pledge namely, all those banks and financial institutions which are Revolving Lenders at the time of this declaration, as set out in the list attached as schedule A to this declaration and any other person that becomes a Revolving Lender under the Senior Facilities Agreement;


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(2)   Credit Lyonnais, having its registered office at 18, rue de la Republique,
      69002 Lyon and its head office at 19 boulevard des Italiens, 75002 Paris and registered with number 954 509 741 RCS Lyon, acting for itself and in the name of and on behalf of the persons named in (1) above as Security Agent under the Senior Facilities Agreement; and

(3) Credit Lyonnais, having its registered office at 18, rue de la Republique, 69002 Lyon and its head office at 19 boulevard des Italiens, 75002 Paris and registered with number 954 509 741 RCS Lyon, acting for itself and in the name of and on behalf of the persons named in (1) above as Facility Agent under the Senior Facilities Agreement.

IV.   SECURED OBLIGATIONS

The secured obligations are the obligations of the Pledgor, as defined under the term "SECURED LIABILITIES" in the Pledge undertaken in its capacity as Borrower and Guarantor pursuant to the Revolving Facility, up to a maximum of E50,000,000 in principal, as well as any interest, commission, or additional costs or any other sums due to the persons listed in III above, pursuant to the Revolving Facility.

7 July 2003 in three (3) originals      We acknowledge receipt of this
In order to constitute the Pledge       declaration of pledge of financial
                                        instruments account of today's date and
                                        undertake to carry out our
                                        responsibilities as account holder
                                        (teneur de compte) in accordance with
                                        the terms of this declaration of pledge
                                        of financial instruments account and the Pledge.

ANTARGAZ S.A.

                                        [_________] S.A.


By:_________________________            By:_________________________
Name: Francois Varagne or any duly      Name:
empowered person under a power of       Title:
attorney
Title: Chairman of the board


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                                   SCHEDULE 5

                     ATTESTATION DE CONSTITUTION DE GAGE DE
                        COMPTE D'INSTRUMENTS FINANCIERS

La soussignee atteste par les presentes que (i) [__________] actions emises par [__________] S.A. detenues par Antargaz et designees dans la declaration de gage de compte d'instruments financiers en date du 7 juillet 2003 signee par Antargaz, ont ete virees sur un compte special numero [__________] Bis ouvert au nom de Antargaz et (ii) ledit compte est nanti en faveur des Beneficiaires (tel que ce terme est defini dans la declaration de gage d'instruments financiers) et porte la mention expresse dudit gage. Une copie de ladite declaration de gage d'instruments financiers est annexee a la presente Attestation de Constitution de Gage d'Instruments Financiers.


Fait a Paris,

Le 7 juillet 2003

Pour [__________]

Par:_________________________
Nom:   [________]
Titre: [________]


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                   TRANSLATION FOR INFORMATION PURPOSES ONLY

                                   SCHEDULE 6

                    CERTIFICATE OF REGISTRATION OF A PLEDGE
                        OF FINANCIAL INSTRUMENTS ACCOUNT

The undersigned hereby certifies that (i) [_________] shares issued by [_________] S.A. and held by Antargaz as identified in the declaration of pledge of financial instruments account dated 7 July 2003 signed by Antargaz have been transferred into a special account number [_________] Bis opened in the name of Antargaz and (ii) the said account is pledged in favour of the Beneficiaries (as defined in the declaration of pledge of financial instrument accounts) and that such pledge has been duly registered. A copy of the pledge of financial instruments account is attached as a schedule to this certificate of registration of a pledge of financial instruments.

Paris,

7 July 2003

For and on behalf of [_________]

By:_________________________
Name:  [________]
Title: [________]


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